                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): APRIL 20, 2000
                                                         ---------------

                        PACKAGING RESOURCES INCORPORATED

             (Exact name of Registrant as specified in its charter)

DELAWARE                          333-05885                           36-3321568

(State or other            (Commission File Number)                (IRS Employer
 jurisdiction of                                                  Identification
 incorporation)                                                       Number)

ONE CONWAY PARK                                                          60045
100 FIELD DRIVE, SUITE 300
LAKE FOREST, ILLINOIS

(Address of principal executive offices)                              (Zip Code)

                                 (847) 295-6100

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

Reference is made to the press release of Packing Resource Incorporated, a Delaware corporation ("PRI"), dated April 20, 2000 attached hereto as Exhibit
99.1 (the "Press Release") and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits. The following exhibit is filed as a part of this report:

     Number                     Description
     ------                     -----------
     99.1                       Press release issued by
                                PRI April 20, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 PACKAGING RESOURCE INCORPORATED,
                                 a Delaware corporation

Date: April 20, 2000             By: /s/ Jerry J. Corirossi
                                 Name: Jerry J. Corirossi
                                 Title: Executive Vice President, Finance and
                                        Administration, Chief Financial Officer
                                        and duly authorized officer

                                INDEX TO EXHIBITS


Exhibit No.                             Description
-----------                             ------------
  99.1                                  Press  release issued
                                        by PRI April 20, 2000